UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06053
Morgan Stanley Insured Municipal Bond Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: October 31, 2009
Date of reporting period: April 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Insured Municipal Bond Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust’s financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the six months ended April 30, 2009

Market Conditions

Although economic indicators remained weak at the end of the reporting period, most appeared to be showing signs of a possible bottom. First quarter 2009 gross domestic product declined 6.1 percent, which was marginally better than the fourth quarter 2008 decline of 6.3 percent. Overall, we believe broad economic stimulus, lower inventories, and easy capital conditions in both the consumer and business segments point to the potential for an upturn in the economy in the second half of 2009.

The municipal market posted its best year-to-date return in 2009 since 1995. Furthermore, it has done so with less volatility than has been seen in the taxable market. Yield spreads have tightened toward their historic averages, although spreads at the longer end of the municipal yield curve remain well above these averages. For the overall period, high-grade municipal bonds outpaced high-yield municipal issues although the high-yield sector did outperform in the latter months as investor risk appetite returned. In terms of issuance, year-to-date 2009 levels are almost half that of the same period last year, despite a pick-up in issuance over the third and fourth quarters of 2008.

Performance Analysis

For the six-month period ended April 30, 2009, the net asset value (NAV) of Morgan Stanley Insured Municipal Bond Trust (IMC) increased from $12.12 to $13.17 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.3675 per share and a short-term capital gain distribution of $0.00432 per share, the Trust’s total NAV return was 12.33 percent. IMC’s value on the New York Stock Exchange (NYSE) moved from $10.10 to $12.37 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust’s total market return was 26.60 percent. IMC’s NYSE market price was at a 6.07 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2009, declared in April, increased from $0.06 to $0.0675 per share. The dividend reflects the current level of the Trust’s net investment income. IMC’s level of undistributed net investment income was $0.190 per share on April 30, 2009 versus $0.137 per share six months earlier.1

Due to the downgrades of many major municipal bond insurers, investors in the insured municipal market have been focused more on the underlying quality of the bond issuer than the insurer. The portfolio maintained an overall focus on higher-quality municipal securities throughout the period. This positioning, particularly overweight allocations to essential services sectors, enhanced returns during the period as the higher-quality segment of the market outperformed for the period.

The longer-dated municipal bonds held in the portfolio were the primary detractors from the Trust’s performance during the period, as the steepening of the municipal yield curve led to the relative outperformance of shorter-dated bonds. Additionally, a rally in the Treasury market during the period resulted in the underperformance of the hedges we used to offset the interest rate risk imposed by holdings in longer-dated municipal issues.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

The Trust may also take action to reduce or eliminate the amount of Auction Rate Preferred Shares (ARPS) outstanding.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 04/30/09
General Obligation	18.2%
Public Power	16.5
Water / Sewer	9.4
Transportation	9.3
Other Revenue	9.0

RATINGS ALLOCATIONS as of 04/30/09
Aaa/AAA	0.9%
Aa/AA	42.5
A/A	33.8
Baa/BBB	7.7
Ba/BB or Less	0.1
Non-Rated	12.5
Not Insured	2.5

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 04/30/09
California	31.8%
Texas	20.1
Florida	16.9
New York	14.1
Illinois	13.1
Alaska	6.5
Pennsylvania	6.3
Washington	6.1
Puerto Rico	6.0
Ohio	5.4
District of Columbia	5.0
Michigan	4.6
Virginia	3.9
South Carolina	3.8
Colorado	2.9
New Jersey	2.3
Nevada	2.1
Minnesota	1.7
Massachusetts	1.1
New Hampshire	0.9
Idaho	0.9
Kentucky	0.7
Arizona	0.6
Connecticut	0.5
Kansas	0.5

Total Long-Term Investments+	157.8
Short-Term Investments	1.0
Liability for Floating Rate Note and Dealer Trusts Obligations	(16.1)
Other Assets in Excess of Liabilities	2.0
Preferred Shares of Beneficial Interest	(44.7)

Net Assets Applicable to Common Shareholders	100.0%

+ Does not include open long/short futures contracts with an underlying face value amount of $18,035,297 with unrealized appreciation of $34,846.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors and ratings allocations are as a percentage of total investments. Summary of investments by state classification are as a percentage of net assets applicable to common shareholders. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Insured Municipal Bond Trust
Portfolio of Investments - April 30, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (157.8%)
	Alaska (6.5%)
$1,400	Alaska Industrial Development & Export Authority, Snettisham Hydroelectric 1st Ser (AMT) (AMBAC Insd)	5.00%	01/01/27	$1,243,060
225	Matanuska-Susitna Borough, Goose Creek Correctional Center Ser 2008 (AGC Insd)	6.00	09/01/28	245,248
2,000	North Slope Borough Ser 2000 B (NATL-RE Insd) (b)	0.00	06/30/11	1,912,720

				3,401,028

	Arizona (0.6%)
290	Arizona Ser 2008 A (COPs) (FSA Insd)	5.00	09/01/26	299,179

	California (31.8%)
220	Alvord Unified School District, Ser 2007 A (FSA Insd)	5.00	08/01/24	229,726
4,000	Anaheim Public Financing Authority, Distribution Ser 2007 A (NATL-RE Insd)	4.50	10/01/37	3,363,680
215	Beverly Hills Unified School District, 2008 Election Ser 2009 (b)	0.00	08/01/26	88,079
420	Beverly Hills Unified School District, 2008 Election Ser 2009 (b)	0.00	08/01/31	125,572
550	California Department of Water Resources, Power Supply Ser 2008 H (FSA Insd)	5.00	05/01/22	580,338
105	Clovis Unified School District, Election of 2004 Ser A (NATL-RE FGIC Insd) (b)	0.00	08/01/29	30,924
1,000	Eastern Municipal Water District, Water & Sewer Refg Ser 2006 A (COPs) (NATL-RE Insd)	5.00	07/01/32	971,860
120	El Segundo Unified School District, Election of 2008 Ser A (b)	0.00	08/01/31	30,839
460	El Segundo Unified School District, Election of 2008 Ser A (b)	0.00	08/01/32	111,214
2,000	Golden State Tobacco Securitization Corporation, Enhanced Asset Backed Ser 2005 A (FGIC Insd)	5.00	06/01/38	1,632,400
1,000	Los Angeles Department of Water & Power, Water 2004 Ser C (NATL-RE Insd) (a)	5.00	07/01/25	1,031,022
1,000	Los Angeles Unified School District, Ser 2006 F (FGIC Insd)	5.00	07/01/30	988,350
300	Menifee Union School District, 2008 Election Ser C (AGC Insd) (b)	0.00	08/01/35	56,958
250	Oakland Joint Powers Financing Authority, Oakland Administration Buildings Ser 2008 B (AGC Insd)	5.00	08/01/23	254,805
1,785	Paterson Joint Unified School District, 2008 Election Ser B (FSA Insd) (b)	0.00	08/01/37	292,133
500	Port of Oakland, 2002 Ser L (AMT) (NATL-RE FGIC Insd)	5.00	11/01/21	453,020
705	Poway Unified School District, School Facilities Improvement District #2007-1, 2008 Election Ser A (b)	0.00	08/01/28	222,533
760	Poway Unified School District, School Facilities Improvement District #2007-1, 2008 Election Ser A (b)	0.00	08/01/31	195,312
1,000	Sacramento County Sanitation District’s Financing Authority, Ser 2006 (FGIC Insd)	5.00	12/01/28	1,008,860
1,000	San Francisco City & County, Laguna Honda Hospital Refg Ser 2008-R3 (AGC Insd) (a)	5.00	06/15/28	1,008,630
2,205	University of California, Ser 2007 J (FSA Insd) (a)	4.50	05/15/31	1,981,670

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,795	University of California, Ser 2007 J (FSA Insd) (a)	4.50%	05/15/35	$1,569,505
525	Yosemite Community College District, Election of 2004 Ser 2008 C (FSA Insd) (b)	0.00	08/01/22	275,614

				16,503,044

	Colorado (2.9%)
1,000	Arkansas River Power Authority, Power Ser 2006 (XLCA Insd)	5.25	10/01/40	787,500
1,000	Denver Convention Center Hotel Authority, Refg Ser 2006 (XLCA Insd)	5.00	12/01/30	703,760

				1,491,260

	Connecticut (0.5%)
275	Connecticut Health and Educational Facilities, Authority Quinnipiac University Ser 2008 K-1 (NATL-RE Insd)	5.00	07/01/24	282,722

	District of Columbia (5.0%)
1,000	District of Columbia Ballpark, Ser 2006 B-1 (FGIC Insd)	5.00	02/01/31	774,450
260	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/26	269,458
260	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/27	269,458
520	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/28	538,916
460	District of Columbia, Ser 2009A (a)	5.25	12/01/27	483,125
245	District of Columbia Water and Sewer Authority, Public Utility Ser 2008 A (AGC Insd)	5.00	10/01/28	249,226

				2,584,633

	Florida (16.9%)
1,000	Broward County Educational Facilities Authority, Nova Southeastern University Ser 2006 (AGC Insd)	5.00	04/01/31	1,001,120
2,000	Broward County School Board, Ser 2001 A (COPs) (FSA Insd)	5.00	07/01/26	1,983,940
1,500	Jacksonville, Excise Tax Ser 2003 C (AMT) (NATL-RE Insd)	5.25	10/01/19	1,476,900
2,000	Miami Beach, Water & Sewer Ser 2000 (AMBAC Insd)	5.75	09/01/25	2,049,720
400	Miami-Dade County Educational Facilities Authority, University of Miami Ser 2008 A (BHAC Insd)	5.50	04/01/38	409,212
1,000	Miami-Dade County, Ser 2005 A (NATL-RE Insd) (b)	0.00 (c)	10/01/30	694,990
280	Mid-Bay Bridge Authority, Refg Ser 2008 A (AGC Insd)	5.00	10/01/27	285,043
350	Palm Beach County Solid Waste Authority, Ser 2009 (BHAC Insd)	5.50	10/01/23	377,031
480	Tampa Sports Authority, Local Option Sales Tax Refg Ser 2005 (FSA Insd)	5.00	01/01/26	484,210

				8,762,166

	Idaho (0.9%)
455	Idaho Housing & Finance Association, Federal Highway Trust Fund 2008 Ser A (AGC Insd)	5.25	07/15/25	484,170

	Illinois (13.1%)
2,000	Chicago O’Hare Int’l Airport Passenger Fee, Ser 2001 A (AMT) (AMBAC Insd)	5.375	01/01/32	1,786,980
1,500	Chicago Park District, Harbor Ser 2003 C (AMBAC Insd)	5.00	01/01/24	1,530,105
295	Chicago Transit Authority, Capital Grant Receipts Ser 2008 (AGC Insd)	5.25	06/01/25	312,151
210	De Kalb County Community Unit School District # 428, Ser 2008 (FSA Insd)	5.00	01/01/24	220,378

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$365	Illinois Finance Authority, Northwestern Memorial Hospital Ser 2009B	5.75%	08/15/30	$371,205
1,000	Illinois Finance Authority, Swedish American Hospital Ser 2004 (AMBAC Insd)	5.00	11/15/31	774,840
1,300	Illinois, Ser 2000 (NATL-RE Insd)	5.75	12/01/18	1,378,273
1,180	Kendall, Kane & Will Counties, Community Unit School District #308 Ser 2008 (FSA Insd) (b)	0.00	02/01/27	416,705

				6,790,637

	Kansas (0.5%)
235	Wyandote County/Kansas City Unified Government, Board of Public Utilities Ser 2009-A (BHAC Insd)	5.25	09/01/34	243,199

	Kentucky (0.7%)
360	Kentucky Property and Buildings Commission Project #93, Refg Ser 2009 (AGC Insd)	5.25	02/01/28	373,608

	Massachusetts (1.1%)
500	Massachusetts Health and Educational Facilities Authority, Boston College 2008 Ser M-2	5.50	06/01/30	555,270

	Michigan (4.6%)
275	Detroit Water Supply System, Refg Ser 2006 C (FSA Insd)	5.00	07/01/26	257,793
285	Ferris State University, Ser 2008 (FSA Insd)	4.50	10/01/23	287,126
1,500	Wayne County, Detroit Metropolitan Wayne County Airport Refg Ser 2002 D (AMT) (FGIC Insd)	5.50	12/01/17	1,502,715
320	Wayne State University, Ser 2008 (FSA Insd)	5.00	11/15/29	325,827

				2,373,461

	Minnesota (1.7%)
1,000	Minneapolis Health Care Systems, Fairview Health 2005 Ser D (AMBAC Insd)	5.00	11/15/30	894,380

	Nevada (2.1%)
1,000	Nevada Capital Improvement and Cultural Affairs, Ser 2008 C (FSA Insd) (a)	5.00	06/01/26	1,028,998
175	Nevada Department of Business & Industry, Las Vegas Monorail 1st Tier Ser 2000 (AMBAC Insd)	5.375	01/01/40	52,647

				1,081,645

	New Hampshire (0.9%)
495	New Hampshire Health & Education Facilities Authority, University System of New Hampshire Ser 2001 (AMBAC Insd)	5.125	07/01/33	488,545

	New Jersey (2.3%)
700	New Jersey Housing Mortgage Finance Authority, Home Buyer Ser 2000 CC (AMT) (NATL-RE Insd)	5.875	10/01/31	702,457
1,290	New Jersey Transportation Trust Fund Authority, Transportation System 2006 Ser C (AGC Insd) (b)	0.00	12/15/26	470,270

				1,172,727

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	New York (14.1%)
$1,000	Long Island Power Authority, Ser 2004 A (AMBAC Insd)	5.00%	09/01/34	$957,020
2,000	Metropolitan Transportation Authority, State Service Contract Refg Ser 2002 B (NATL-RE Insd)	5.50	07/01/20	2,079,300
1,145	New York City Industrial Development Agency, Queens Baseball Stadium Ser 2006 (AMBAC Insd)	5.00	01/01/31	973,845
1,000	New York City Industrial Development Agency, Yankee Stadium Ser 2006 (FGIC Insd)	5.00	03/01/46	789,750
500	New York State Dormitory Authority, Mental Health Services Facilities Improvement Ser 2007 A (FSA Insd)	5.00	02/15/27	509,005
2,000	New York State Dormitory Authority, Memorial Sloan Kettering 2003 Ser I (NATL-RE Insd)	5.00	07/01/24	2,030,680

				7,339,600

	Ohio (5.4%)
2,500	American Municipal Power-Ohio, Inc., Prairie State Energy Campus Ser 2008 A (AGC Insd) (a)	5.25	02/15/33	2,543,938
725	Cleveland Public Power System, Ser 2008 B-2 (NATL-RE Insd) (b)	0.00	11/15/26	285,200

				2,829,138

	Pennsylvania (6.3%)
155	Philadelphia, Ser 2008 B (AGC Insd)	7.125	07/15/38	172,004
1,000	Philadelphia School District, Ser 2008 E (BHAC Insd)	5.125	09/01/23	1,081,130
2,000	Southeastern Pennsylvania Transportation Authority, Ser A 1999 (FGIC Insd)	5.25	03/01/18	2,022,100

				3,275,234

	Puerto Rico (6.0%)
3,000	Puerto Rico Infrastructure Financing Authority, 2000 Ser A (ETM) (d)	5.50	10/01/32	3,134,700

	South Carolina (3.8%)
1,000	South Carolina Public Service Authority, Santee Cooper 2006 Ser A (NATL-RE Insd)	5.00	01/01/36	1,006,130
960	South Carolina Public Service Authority, Santee Cooper Refg Ser 1997 A (NATL-RE Insd)	5.00	01/01/29	959,933

				1,966,063

	Texas (20.1%)
2,000	Austin Water & Wastewater, Ser 2004 A (AMBAC Insd)	5.00	11/15/27	2,014,380
2,500	Board of Regents of the University of Houston, Refg Ser 2008 (FSA Insd) (a)	5.00	02/15/33	2,524,526
2,000	Dallas-Forth Worth International Airport, Refg & Impr Ser 2001 A (AMT) (FGIC Insd)	5.50	11/01/31	1,905,820
175	Friendswood Independent School District, Schoolhouse Ser 2008 (PSF-Gtd)	5.00	02/15/27	184,534
385	Harris County Health Facilities Development Corp, TECO Project, Ser 2008 (AGC Insd)	5.25	11/15/23	410,699
500	Houston Combined Utility, First Lien Refg 2004 Ser A (NATL-RE FGIC Insd)	5.25	05/15/23	515,370

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$275	Houston Community College System, Sr-Lien-Student Fee Ser 2008 (FSA Insd)	5.00%	04/15/25	$286,214
675	Houston Hotel Occupancy, Ser 2001 B (FSA Insd) (b)	0.00	09/01/25	286,288
285	Humble Independent School District, Unlimited Tax School Building Ser 2008 A (AGC Insd)	5.00	02/15/26	296,283
1,000	Lower Colorado River Authority, Refg 1997 Ser A (FGIC Insd)	5.00	05/15/25	961,560
1,500	North Texas Tollway Authority, Refg Ser 2008 D (AGC Insd) (b)	0.00	01/01/28	506,565
320	North Texas Tollway Authority, Refg Ser 2008 D (AGC Insd) (b)	0.00	01/01/31	88,506
1,265	Texas Turnpike Authority, First Tier Ser 2002 (BHAC AMBAC Insd) (b)	0.00	08/15/27	479,878

				10,460,623

	Virginia (3.9%)
2,000	Norfolk Water, Ser 1995 (NATL-RE Insd)	5.875	11/01/20	2,003,300

	Washington (6.1%)
950	Grant County Public Utility District #2, Wanapum Hydroelectric Development 2005 Ser A (FGIC Insd)	5.00	01/01/34	932,758
2,010	Port of Seattle, Passenger Facility, Ser 1998 A (NATL-RE Insd)	5.00	12/01/23	1,977,237
800	Washington Motor Vehicle Fuel Tax, Ser 2004 F (AMBAC Insd) (b)	0.00	12/01/29	271,600

				3,181,595

	Total Tax-Exempt Municipal Bonds (Cost $84,644,760)			81,971,927

NUMBER OF
SHARES (000)

	Short-Term Investment (e) (1.0%)
	Investment Company
508	Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class (Cost $508,489)			508,489

	Total Investments (Cost $85,153,249)			82,480,416

PRINCIPAL
AMOUNT IN
THOUSANDS

	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held (-16.1%)
$(8,345)	Notes with interest rates ranging from 0.53% to 0.93% at April 30, 2009 and contractual maturities of collateral ranging from 07/01/25 to 05/15/35 (see Note 1D) (f) (Cost $(8,345,000))			(8,345,000)

	Total Net Investments (Cost $76,808,249) (g) (h)		142.7%	74,135,416
	Other Assets in Excess of Liabilities		2.0	1,056,647
	Preferred Shares of Beneficial Interest		(44.7)	(23,250,000)

	Net Assets Applicable to Common Shareholders		100.0%	$51,942,063

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
ETM	Escrowed to Maturity.
PSF	Texas Permanent School Fund Guarantee Program.
(a)	Underlying security related to inverse floater entered into by the Trust (see Note 1D).
(b)	Capital appreciation bond.
(c)	Security is a “Step-up” bond where the coupon increases on a predetermined future date.
(d)	A portion of this security has been physically segregated in connection with open futures contracts.
(e)	See Note 3 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class.
(f)	Floating rate note and dealer trusts obligations related to securities held. The interest rates shown reflect the rates in effect at April 30, 2009.
(g)	Securities have been designated as collateral in connection with open futures contracts and inverse floating rate municipal obligations.
(h)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,282,825 and the aggregate gross unrealized depreciation is $3,955,658, resulting in net unrealized depreciation of $2,672,833. .

Bond Insurance:
AGC	Assured Guaranty Corporation.
AMBAC	AMBAC Assurance Corporation.
BHAC	Berkshire Hathaway Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
NATL-RE	National Public Finance Guarantee Corporation.
XLCA	XL Capital Assurance Inc.

Futures Contracts Open at April 30, 2009:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
58	Long	U.S. Treasury Note 10 Year June 2009	$7,014,375	$(140,734)
8	Long	U.S. Treasury Note 5 Year June 2009	937,125	(4,963)
21	Short	U.S. Treasury Note 2 Year June 2009	(4,568,484)	(9,813)
45	Short	U.S. Treasury Bond 20 Year June 2009	(5,515,313)	190,356

		Net Unrealized Appreciation		$34,846

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Financial Statements

Statement of Assets and Liabilities
April 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $84,644,760)	$81,971,927
Investments in affiliate, at value (cost $508,489)	508,489
Receivable for:
Interest	1,155,942
Dividends from affiliate	247
Prepaid expenses and other assets	23,920

Total Assets	83,660,525

Liabilities:
Floating rate note and dealer trusts obligations	8,345,000
Payable for:
Investment advisory fee	20,139
Administration fee	6,018
Variation margin	5,545
Transfer agent fee	3,210
Accrued expenses and other payables	88,550

Total Liabilities	8,468,462

Preferred shares of beneficial interest, (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 465 shares outstanding)	23,250,000

Net Assets Applicable to Common Shareholders	$51,942,063

Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 3,942,543 shares outstanding)	$54,594,638
Net unrealized depreciation	(2,637,987)
Accumulated undistributed net investment income	749,312
Accumulated net realized loss	(763,900)

Net Assets Applicable to Common Shareholders	$51,942,063

Net Asset Value Per Common Share ($51,942,063 divided by 3,942,543 common shares outstanding)	$13.17

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Financial Statements continued

Statement of Operations
For the six months ended April 30, 2009 (unaudited)

Net Investment Income:
Income
Interest	$2,050,284
Dividends from affiliate	9,611

Total Income	2,059,895

Expenses
Investment advisory fee	105,716
Professional fees	73,282
Interest and residual trust expenses	63,929
Administration fee	31,323
Auction commission fees	26,998
Shareholder reports and notices	13,707
Listing fees	10,018
Transfer agent fees and expenses	7,592
Auction agent fees	5,729
Trustees’ fees and expenses	3,622
Custodian fees	2,657
Other	18,697

Total Expenses	363,270
Less: rebate from Morgan Stanley affiliated cash sweep (Note 3)	(1,751)

Net Expenses	361,519

Net Investment Income	1,698,376

Realized and Unrealized Gain (Loss):
Realized Loss on:
Investments	(94,548)
Futures contracts	(481,672)

Net Realized Loss	(576,220)

Change in Unrealized Appreciation/Depreciation on:
Investments	4,621,948
Futures contracts	(81,724)

Net Change in Unrealized Appreciation/Depreciation	4,540,224

Net Gain	3,964,004

Dividends to preferred shareholders from net investment income	(42,110)

Net Increase	$5,620,270

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	APRIL 30, 2009	OCTOBER 31, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,698,376	$3,550,906
Net realized loss	(576,220)	(91,144)
Net change in unrealized appreciation/depreciation	4,540,224	(9,759,212)
Dividends to preferred shareholders from net investment income	(42,110)	(838,405)

Net Increase (Decrease)	5,620,270	(7,137,855)

Dividends and Distributions to Common Shareholders from:
Net investment income	(1,448,885)	(2,370,665)
Net realized gain	(17,032)	(205,747)

Total Dividends and Distributions	(1,465,917)	(2,576,412)

Decrease from transactions in common shares of beneficial interest	—	(541,044)

Net Increase (Decrease)	4,154,353	(10,255,311)
Net Assets Applicable to Common Shareholders:
Beginning of period	47,787,710	58,043,021

End of Period (Including accumulated undistributed net investment income of $749,312 and $541,931, respectively)	$51,942,063	$47,787,710

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Financial Statements continued

Statement of Cash Flows
For the six months ended April 30, 2009 (unaudited)

Increase (Decrease) in cash:
Cash Flows Provided by Operating Activities:
Net increase in net assets from operations (including preferred shares distributions)	$5,620,270

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized loss on investments	94,548
Net change in unrealized appreciation/depreciation on investments	(4,621,948)
Amortization of premium	69,693
Accretion of discount	(159,840)
Cost of purchases of investments	(7,919,650)
Proceeds from sales of investments	3,027,228
Net sale of short-term investments	5,145,215
Increase in interest receivables and other assets	(33,882)
Decrease in accrued expenses and other payables	(33,508)

Total Adjustments	(4,432,144)

Net Cash Provided by Operating Activities	1,188,126

Cash Flows Used for Financing Activities:
Dividends and distributions paid	(1,465,917)
Net repayments of and proceeds from floating rate note and dealer trusts obligations	310,000

Net Cash Used for Financing Activities	(1,155,917)

Net Increase in Cash	32,209
Cash at the Beginning of the Period	(32,209)

Cash at the End of the Period	$—

Supplemental Disclosure of Cash Flow Information Cash paid during the six months for interest	$63,929

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Notes to Financial Statements - April 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Insured Municipal Bond Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust’s investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange.

Morgan Stanley Insured Municipal Bond Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Trust enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The Trust enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts. The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “interest” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” in the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At April 30, 2009, Trust investments with a value of $13,249,246 are held by the Dealer Trusts and serve as collateral for the $8,345,000 in the floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note and dealer trusts obligations and interest rates in effect at April 30, 2009 are presented in the Portfolio of Investments.

E. Interest Rate Swaps — The Trust may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into interest rate swaps

Morgan Stanley Insured Municipal Bond Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or not-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Federal Income Tax Policy — It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Trust follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended October 31, 2008 remains subject to examination by taxing authorities.

The Trust purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with the relevant tax requirements, interest payments from a security could become federally taxable.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Insured Municipal Bond Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust’s average weekly net assets, including current preferred shares and floating rate note and dealer trusts obligations of $6,750,000 entered into to retire outstanding preferred shares of the Trust.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust’s average weekly net assets, including current preferred shares and floating rate note and dealer trusts obligations of $6,750,000 entered into to retire outstanding preferred shares of the Trust.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.
3. Security Transactions and Transactions with Affiliates
The Trust invests in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Trust are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class with respect to assets invested by the Trust in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. For the six months ended April 30, 2009, advisory fees paid were reduced by $1,751 relating to the Trust’s investment in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. Income distributions earned by the Trust are recorded as “dividends from affiliate” in the Statement of Operations and totaled $9,611 for the six months ended April 30, 2009. During the six months ended April 30, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class aggregated $5,594,969 and $10,740,184, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2009, aggregated $6,847,715 and $3,027,228, respectively.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of

Morgan Stanley Insured Municipal Bond Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,739. At April 30, 2009, the Trust had an accrued pension liability of $56,820 which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.
4. Preferred Shares of Beneficial Interest
The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

	AMOUNT			RANGE OF
SHARES+	IN THOUSANDS+	RATE+	RESET DATE	DIVIDEND RATES++
465	$23,250	0.242%	05/07/09	0.110% – 0.968%

+	As of April 30, 2009.

++	For the six months ended April 30, 2009.

Subsequent to April 30, 2009 and up through June 5, 2009, the Trust paid dividends at rates ranging from 0.198% to 0.286%, in the aggregate amount of $5,348.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

Morgan Stanley Insured Municipal Bond Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

The Trust entered into additional floating rate note and dealer trusts obligations as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. Transactions in preferred shares were as follows:

	SHARES	VALUE
Outstanding at October 31, 2007	600	$30,000,000
Shares retired	(135)	(6,750,000)

Outstanding at October 31, 2008	465	23,250,000
Shares retired	—	—

Outstanding at April 30, 2009	465	$23,250,000

5. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR	EXCESS OF
	SHARES	VALUE	PAR VALUE
Balance, October 31, 2007	3,984,195	$39,843	$55,095,839
Shares repurchased (weighted average discount 10.66%)+++	(41,652)	(417)	(540,627)

Balance, October 31, 2008	3,942,543	39,426	54,555,212
Shares repurchased	—	—	—

Balance, April 30, 2009	3,942,543	$39,426	$54,555,212

The Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+++	The Trustees have voted to retire the shares purchased.
6. Dividends to Common Shareholders
On April 7, 2009, the Trust declared the following dividends from net investment income:

AMOUNT	RECORD	PAYABLE
PER SHARE	DATE	DATE
$0.0675	May 22, 2009	May 29, 2009
$0.0675	June 19, 2009	June 26, 2009

Morgan Stanley Insured Municipal Bond Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

7. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the custodian.
8. Purposes of and Risks Relating to Certain Financial Instruments
The Trust may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trust’s preferred shares. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Trust may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Trust in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Trust. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Trust is paid the residual cash flow from the bonds held by the special purpose trust.

The Trust generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Morgan Stanley Insured Municipal Bond Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Trust may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Trust expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Trust may also enter into these transactions to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statements of Assets and Liabilities.
9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2008, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and tax adjustments on inverse floaters.
10. Fair Valuation Measurements
The Trust adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure

Morgan Stanley Insured Municipal Bond Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Trust’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT APRIL 30, 2009 USING
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in Securities	$82,480,416	$508,489	$81,971,927	—
Other Financial Instruments*	34,846	34,846	—	—

Total	$82,515,262	$543,335	$81,971,927	—

*	Other financial instruments include futures contracts.
11. Accounting Pronouncements
On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Trust’s financial statements has not been determined.

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with

Morgan Stanley Insured Municipal Bond Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the Trust’s financial statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165 (“SFAS 165”), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. Management is currently evaluating the impact that the adoption of SFAS 165 will have on the Trust’s financial statement disclosures.

Morgan Stanley Insured Municipal Bond Trust
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2009		2008	2007		2006	2005	2004
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$12.12		$14.57	$15.25		$15.33	$15.74	$15.84

Income (loss) from investment operations:
Net investment income(1)	0.43		0.90	0.96		0.96	0.96	0.95
Net realized and unrealized gain (loss)	1.00		(2.51)	(0.51)		0.15	(0.40)	0.04
Common share equivalent of dividends paid to preferred shareholders(1)	(0.01)		(0.21)	(0.29)		(0.21)	(0.17)	(0.16)

Total income (loss) from investment operations	1.42		(1.82)	0.16		0.90	0.39	0.83

Less dividends and distributions from:
Net investment income	(0.37)		(0.60)	(0.68)		(0.72)	(0.78)	(0.87)
Net realized gain	0.00	(8)	(0.05)	(0.18)		(0.31)	(0.09)	(0.10)

Total dividends and distributions	(0.37)		(0.65)	(0.86)		(1.03)	(0.87)	(0.97)

Anti-dilutive effect of shares repurchased(1)	—		0.02	0.02		0.05	0.07	0.04

Net asset value, end of period	$13.17		$12.12	$14.57		$15.25	$15.33	$15.74

Market value, end of period	$12.37		$10.10	$13.10		$14.08	$13.74	$14.26

Total Return(2)	26.60%(6)		(18.68)%	(0.98)%		10.41%	2.48%	5.22%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.48%(3	)(7)	1.36%(3)	1.60%(3	)(4)	1.06%(4)	1.02%(4)	0.96%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	1.22%(3	)(7)	1.01%(3)	0.98%(3	)(4)	1.00%(4)	1.02%(4)	0.96%
Net investment income before preferred stock dividends	6.98%(3	)(7)	6.44%(3)	6.49%(3	)(4)	6.37%(4)	6.15%(4)	6.16%
Preferred stock dividends	0.17%(7)		1.52%	2.00%		1.43%	1.12%	1.01%
Net investment income available to common shareholders	6.81%(3	)(7)	4.92%(3)	4.49%(3	)(4)	4.94%(4)	5.03%(4)	5.15%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)	0.00%(5)	0.00%(5)		—	—	—
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$51,942		$47,788	$58,043		$61,949	$64,765	$69,770
Asset coverage on preferred shares at end of period	323%		306%	293%		306%	315%	332%
Portfolio turnover rate	4%(6)		26%	18%		13%	19%	22%

(1)	The per share amounts were computed using an average number of common shares outstanding during the period.
(2)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(3)	The ratios reflect the rebate of certain Trust expenses in connection with the investments in Morgan Stanley affiliate during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Does not reflect the effect of expense offset of 0.01%.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.
(8)	Amount is less than 0.01.

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust
Portfolio Management (unaudited)

The Trust is managed within the Municipals team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Trust’s portfolio is Neil Stone, a Managing Director of the Investment Adviser.

Mr. Stone has been associated with the Investment Adviser in an investment management capacity since March 1995 and began managing the Trust in September 2007.

Morgan Stanley Insured Municipal Bond Trust
Special Shareholder Meeting Results (unaudited)

On November 14, 2008, a Special Meeting of Shareholders of the Trust was scheduled in order to vote on the proposals set forth below. The Special Meeting of Shareholders was adjourned until December 12, 2008 with respect to proposal 1 only. The voting results with respect to all proposals were as follows:

(1) Approval of a modification to the Trust’s investment policies to allow the Trust to invest, under normal market conditions, at least 80% of the Trust’s net assets in municipal obligations which are covered by insurance guaranteeing the timely payment of principal and interest thereon and that are rated at least “A” by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of similar credit quality by the Trust’s Investment Adviser, or covered by insurance issued by insurers rated at least “A” by a NRSRO:

	For	Against	Abstain	BNV
Common Shareholders	1,850,486	314,837	129,168	0
Preferred Shareholders	356	8	3	0

(2) Approval of a modification to the Trust’s investment policies to allow the Trust to invest up to 20% of the Trust’s net assets in taxable or tax-exempt fixed income securities rated at least investment grade by a nationally recognized statistical rating organization or, if not rated, determined by the Trust’s Investment Adviser to be of comparable quality, including uninsured municipal obligations, obligations of the U.S. government, its respective agencies or instrumentalities, and other fixed income obligations, and, during periods in which the Investment Adviser believes that changes in economic, financial or political conditions make it advisable to do so, to invest an unlimited extent in such investments for temporary defensive purposes. The Trust may also invest in options, futures, swaps and other derivatives:

For	Against	Abstain	BNV
1,702,689	341,872	129,919	0

Morgan Stanley Insured Municipal Bond Trust
Special Shareholder Meeting Results (unaudited) continued

(3) Eliminate certain fundamental policies and restrictions:

	For	Against	Abstain	BNV
Eliminate fundamental policy restricting the Trust’s ability to pledge assets	1,637,924	369,124	167,432	0
Eliminate fundamental policy restricting purchases of securities on margin	1,606,527	402,913	165,040	0
Eliminate fundamental policy prohibiting investments in oil, gas and other types of mineral leases	1,617,234	353,935	203,311	0
Eliminate fundamental policy prohibiting investments for purposes of exercising control	1,637,526	374,577	162,377	0
Eliminate fundamental policy regarding investments in unseasoned companies	1,598,106	405,784	170,590	0
Eliminate fundamental policy prohibiting or restricting the purchase of securities of issuers in which trustees or officers have an interest	1,599,878	398,757	175,845	0
Eliminate fundamental policy regarding purchase of common stock	1,569,732	343,108	261,640	0
Eliminate fundamental policy restricting investments in taxable debt securities of any one issuer	1,636,125	368,618	169,737	0
Eliminate fundamental policy regarding the purchase or sale of puts, calls and combinations thereof	1,590,596	403,517	180,367	0
Eliminate fundamental policy regarding the short sale of securities	1,596,351	408,062	170,067	0
Eliminate fundamental policy prohibiting investments in other investment companies	1,615,115	390,802	168,563	0

(4) Modify certain fundamental investment policies and restrictions:

	For	Against	Abstain	BNV
Modify fundamental policy regarding diversification	1,617,287	379,116	178,077	0
Modify fundamental policy regarding borrowing money	1,577,991	404,013	192,476	0
Modify fundamental policy regarding loans	1,578,454	406,163	189,863	0
Modify fundamental policy regarding investment in commodities	1,590,854	412,220	171,406	0
Modify fundamental policy regarding issuance of senior securities	1,603,479	395,012	175,989	0

*	Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

Morgan Stanley Insured Municipal Bond Trust
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to

Morgan Stanley Insured Municipal Bond Trust
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Insured Municipal Bond Trust
NYSE:IMC

Semiannual
Report
April 30, 2009

IMCSAN
IU09-02740P-Y05/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs

mo-da-year — mo-da-year			N/A	N/A

mo-da-year — mo-da-year			N/A	N/A

mo-da-year — mo-da-year			N/A	N/A

mo-da-year — mo-da-year			N/A	N/A

mo-da-year -— mo-da-year			N/A	N/A

mo-da-year — mo-da-year			N/A	N/A

Total			N/A	N/A
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Insured Municipal Bond Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 23, 2009
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 23, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 23, 2009

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